Exhibit 99.1 May 2019 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History • 1920 Began as Dixie Mercerizing in Chattanooga, TN • 1990’s Transitioned from textiles to floorcovering • 2003 Refined focus on upper- end floorcovering market • 2003 Launched Dixie Home - upper end residential line • 2005 Launched modular tile carpet line – new product category • 2012 Purchased Colormaster dye house – lower cost • 2012 Purchased Crown rugs – wool rugs • 2013 Purchased Robertex - wool carpet manufacturing • 2014 Purchased Atlas Carpet Mills – high-end commercial business • 2014 Purchased Burtco - computerized yarn placement for hospitality • 2016 Launched Calibré luxury vinyl flooring in Masland Contract • 2017 Launched Stainmaster® LVF in Masland and Dixie Home • 2018 Launched engineered wood in our Fabrica brand • 2018 Unified Atlas and Masland Contract into single business unit 3

Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 18% of sales – Top 100 carpet customers • 32% of sales 4

Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer. 5

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 • “It is not surprising 800 6,000 to see a retreat after a powerful 750 surge in sales in 700 5,500 the prior month. Still, current sales 650 activity is 600 5,000 underperforming in relation to the 550 strength in the jobs 500 4,500 markets. The impact of lower 450 mortgage rates has 400 4,000 not yet been fully realized.” 350 Lawrence Yun 300 3,500 Chief Economist Jan '13 Jan '14 Jan '15 Jan '16 Jan '17 Jan '18 Jan '19 National Association of Realtors April 22, 2019 6 Source: National Association of Realtors (existing) and census.gov/newhomesales

Residential and Commercial Fixed Investment 7

The Industry as compared to The Dixie Group Source: U.S. Bureau of Economic Analysis and Company estimates 8

2017 U.S. Flooring Manufacturers Flooring $ in Flooring Market Flooring Manufacturers millions % Shaw (Berkshire Hathaway) 4,642 20.9% Mohawk (MHK) 5,190 23.3% Engineered Floors (Private, Bought Beaulieu 10-2017, sales combined) 885 4.0% Interface (TILE) 516 2.3% Dixie (DXYN) 365 1.6% Imports & All Others 10,664 47.9% U.S. Carpet & Rug Market 22,262 100.0% Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber 9

Dixie versus the Industry 2019 First Quarter 2019 First Quarter U.S. Carpet & Rug Dixie sales Market of $10.6 billion High End Commercial, 25% Commercial, 43% High End Residential, 57% Residential, 75% Source: Floor Covering Weekly and Dixie Group estimate 10

Carpet Growth Dixie Market Share in Dollars and Units 11

Industry Positioning The Dixie Group • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven 12

Residential Brand Positioning The Dixie Group ESTIMATED WHOLESALE MARKET PRICE FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS OR SALES DOLLARS Masland TOTAL MARKET: SQUARE YARDS SQUAREMARKET: YARDS TOTAL Dixie Home Fabrica $0 $8 $14 $21 $28 $35 $42 $49 INDUSTRY AVERAGE PRICE / SQ YD FOR CARPETS AND RUGS Note: Market share data based on internal company estimates – Industry average price based on sales reported through industry sources 13

Dixie Group High-End Residential Sales All Residential Brands Sales by Brand for 2019 First Quarter Fabrica Masland Dixie Home 14

Dixie Group High-End Residential Sales All Brands Sales by Channel for 2019 First Quarter Specialty - OEM Commercial Builder Mass Merchant Retailer Designer The company believes that a significant portion of retail sales also involve a designer. 15

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells specialty and mass merchant retailers • Growth initiatives – Stainmaster® Tru Soft TM Fiber Technology – Stainmaster® PetProtect ® Fiber Technology 16

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 21% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 17

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 31% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Began shipment of Fabrica Fine Wood Flooring, a sophisticated collection of refined “best in class” wood ﬂooring products. 18

Commercial Market Positioning The Dixie Group • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas products – Designer driven focused on the fashion oriented market space • Our Masland Contract products – Broad product line for diverse commercial markets • Our Masland eNergy products – Sells “main street commercial” through retailers • Our Masland Residential and Atlas | Masland Contract sales forces – Designers and select commercial retailers 19

• “The consolidation of Atlas and Masland Contract provides an exciting opportunity for us to become a greater resource to our customers in the hyper competitive commercial flooring market. • Atlas | Masland has become a comprehensive resource to the commercial flooring customer. Whether a project calls for broadloom carpet, modular carpet tile, area rugs, walk off material or luxury vinyl flooring, we have the product and expertise to service any market segment.” – as quoted by David Hobbs, President of Atlas | Masland Contract 20

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Masland Contract Modular Carpet Tile – Masland Hospitality using “computerized yarn placement” technology – Calibré Luxury Vinyl Tile 21

Sales by Channel for 2019 First Quarter Other Health Care Hospitality Gov't Store Planning Education Corporate Channels: Interior Design Specifier and Commercial End User 22

Dixie Group Sales $ in millions Net Sales 450 422 412 407 397 405 395 400 345 350 331 321 300 283 270 266 250 231 205 200 150 100 50 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 TTM 2019 *2016 had 53 weeks. 23

Sales & Operating Income $ in millions Annual Y 2012 Y 2013 Y 2014 Y 2015 Y 2016 Y2017 Y2018 TTM Net Sales 266 344 407 422 397 412 405 395 Net Income (Loss) (0.9) 5.3 (1.4) (2.4) (5.3) (9.6) (21.4) (25.1) Operating Income 1.8 8.9 (5.2) 2.0 (3.4) 4.0 (15.6) (19.0) Non-GAAP Adjusted Op. Income 3.5 16.4 4.7 4.9 (2.0) 4.6 (1.1) (2.6) EBITDA 11.2 18.7 16.9 15.9 10.0 16.6 (3.1) (6.4) Non-GAAP Adjusted EBITDA 13.2 26.5 17.7 19.0 11.5 17.5 11.4 9.9 Quarterly Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Net Sales 107.2 102.7 105.1 98.9 106.4 101.6 98.2 88.6 Net Income (Loss) 1.1 (0.6) (9.5) (2.9) (1.8) (3.0) (13.7) (6.7) Operating Income 3.2 0.8 (0.6) (1.5) (0.2) (1.2) (12.8) (4.9) Non-GAAP Adjusted Op. Income 3.2 0.8 0.0 (1.3) 2.0 0.7 (2.4) (2.8) EBITDA 6.2 4.0 2.7 1.6 3.0 1.9 (9.5) (1.8) Non-GAAP Adjusted EBITDA 6.3 4.0 3.4 1.8 5.0 3.8 0.8 0.4 Change Year over Year Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Net Sales 1.9 2.4 2.5 1.3 (0.7) (1.1) (6.9) (10.3) Net Sales % Change 1.8% 2.3% 2.4% 1.4% -0.7% -1.1% -6.6% -10.4% Net Income (Loss) (0.6) (1.1) (6.8) (2.3) (2.9) (2.4) (4.2) (3.8) Operating Income (0.2) (1.1) 2.3 (2.1) (3.3) (1.9) (12.2) (3.3) Non-GAAP Adjusted Op. Income (0.6) (1.1) 3.3 (1.9) (1.2) (0.1) (2.5) (1.5) EBITDA (0.6) (1.3) 2.4 (2.2) (3.3) (2.1) (12.2) (3.4) Non-GAAP Adjusted EBITDA (0.8) (1.3) 3.3 (2.0) (1.4) (0.2) (2.5) (1.5) Note: 2011 and 2016 have 53 operating weeks, all other periods had 52 operating weeks Note: Non-GAAP reconciliation starting on slide 27 24

Current Business Conditions 2019 Initiatives • We consolidated our two commercial brands into Atlas | Masland Contract, under one management, sharing operations in marketing, product development, manufacturing, and consolidation of sales forces. • We are progressing with our Profit Improvement Plan and anticipate the bulk of the savings to be in place by the third quarter of 2019. • We launched TruCor, an SPC Luxury Vinyl Flooring Line, in early 2019. • We have placed over 2,200 displays of Stainmaster PetProtect® and TruCor luxury vinyl flooring through our Masland and Dixie Home residential brands. • We began shipment of our new EnVision 6,6™ soft floorcovering collection. This Dixie Home product line consist of nicely styled carpet products at moderate price points to reach a wider range of consumers. • Our floorcovering orders for the first 4 weeks of the second quarter are above our sales as compared to the same time period in 2018. • Our residential orders are slightly behind this same 4 week time period a year ago. Our commercial backlog is up 12% since the beginning of the second quarter. 25

Non-GAAP Information Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6) The company defines Non-GAAP Earnings per Share (EPS) as the adjusted operating income less Interest and other expense, tax adjusted at a 35% rate, and divided by the number of fully diluted shares. (Note 7) The Company defines Net Sales as Adjusted as net sales less the last week of sales in a 53 week fiscal year. (Note 8) The Company defines Non-GAAP earnings per Share (EPS) for the Jobs Cut and Tax Act of 2017 as Net Income less discontinued operations minus the effect of the tax act and divided by the number of fully diluted shares. (Note 9) 27

Non-GAAP Information Three Months Ended Non-GAAP Gross Profit Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Net Sales 107,187 102,650 105,084 98,858 106,438 101,562 98,175 88,606 Gross Profit 28,426 24,857 22,769 21,580 25,144 21,887 18,380 18,919 Plus: Unusual Workers Comp - - - - 450 - - - Plus: Inventory write off for PIP - - - - - 963 1,738 - Plus: Business integration expense - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - Non-GAAP Adj. Gross Profit (Note 1) 28,426 24,857 22,769 21,580 25,594 22,850 20,118 18,919 Gross Profit as % of Net Sales 26.5% 24.2% 21.7% 21.8% 23.6% 21.6% 18.7% 21.4% Non-GAAP Adj. Gross Profit % of Net Sales 26.5% 24.2% 21.7% 21.8% 24.0% 22.5% 20.5% 21.4% Non-GAAP S,G&A Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Net Sales 107,187 102,650 105,084 98,858 106,438 101,562 98,175 88,606 Selling and Administrative Expense 25,261 24,044 22,384 23,120 23,801 23,033 22,518 21,660 Plus: Business integration expense - - - - - - - - Less: Acquisition expenses - - - - - - - - Non-GAAP Adj. Selling and Admin. Expense 25,261 24,044 22,384 23,120 23,801 23,033 22,518 21,660 S,G&A as % of Net Sales 23.6% 23.4% 21.3% 23.4% 22.4% 22.7% 22.9% 24.4% Non-GAAP S,G&A as % of Net Sales (Note 2) 23.6% 23.4% 21.3% 23.4% 22.4% 22.7% 22.9% 24.4% 28

Non-GAAP Operating Income Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Net Sales 107,187 102,650 105,084 98,858 106,438 101,562 98,175 88,606 Operating income (loss) 3,179 767 (608) (1,515) (165) (1,179) (12,765) (4,863) Plus: Acquisition expenses - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - Plus: Business integration expense - - - - - - - - Plus: Unusual Workers Comp - - - - 450 - - - Plus: Legal Settlement - - - - 1,514 - - - Plus: Inventory write off for PIP - - - - - 963 1,738 - Plus: Profit improvement plans - 2 634 216 190 531 2,230 2,091 Plus: Impairment of assets - - - - - 349 815 5 Plus: Impairment of goodwill and intangibles - - - - - - 5,545 - Non-GAAP Adj. Operating Income (Loss) (Note 3) 3,179 769 26 (1,299) 1,989 664 (7,982) (2,767) Operating income as % of net sales 3.0% 0.7% -0.6% -1.5% -0.2% -1.2% -13.0% -5.5% Adjusted operating income as a % of net sales 3.0% 0.7% 0.0% -1.3% 1.9% 0.7% -8.1% -3.1% Non-GAAP Income from Continuing Operations Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Net income (loss) as reported 1,103 (558) (9,496) (2,907) (1,815) (2,962) (13,699) (6,672) Less: (Loss) from discontinued, net tax (123) (11) (69) (23) 157 (40) 1 (31) Income (loss) from Continuing Operations 1,225 (546) (9,426) (2,884) (1,972) (2,922) (13,700) (6,641) Plus: Acquisition expenses - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - Less: Gain on purchase of business - - - - - - - - Plus: Business integration expense - - - - - - - - Plus: Unusual Workers Comp - - - - 450 - - - Plus: Legal Settlement - - - - 1,514 - - - Plus: Inventory write off for PIP - - - - - 963 1,738 - Plus: Profit improvement plans - 2 634 216 190 531 2,230 2,091 Plus: Impairment of assets - - - - - 349 815 5 Plus: Impairment of goodwill and intangibles - - - - - - 5,545 - Plus: Tax effect of above - (1) (241) - - - - - Plus: Tax credits, rate change and valuation allowa - - 8,169 - - - - - Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note 1,225 (545) (864) (2,668) 182 (1,079) (3,372) (4,545) Adj diluted EPS from Cont. Op's 0.08 (0.03) (0.06) (0.17) 0.01 (0.07) (0.21) (0.29) Wt'd avg. common shares outstanding - diluted 15,826 15,707 15,707 15,851 15,864 15,786 15,792 15,809 29

Non-GAAP EBIT and EBITDA Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Net income (loss) as reported 1,103 (558) (9,496) (2,907) (1,815) (2,962) (13,699) (6,672) Less: (Loss) from discontinued, net tax (123) (11) (69) (23) 157 (40) 1 (31) Plus: Taxes 570 (181) 7,283 (166) (26) 82 (721) 100 Plus: Interest 1,357 1,486 1,535 1,533 1,642 1,664 1,651 1,720 Non-GAAP Adjusted EBIT (Note 5) 3,153 759 (608) (1,517) (356) (1,176) (12,770) (4,821) Plus: Depreciation and amortization 3,196 3,213 3,328 3,143 3,164 3,089 3,257 3,098 Non-GAAP EBITDA from Cont Op 6,349 3,972 2,720 1,626 2,808 1,913 (9,513) (1,723) Plus: Acquisition expenses - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - Less: Gain on purchase of business - - - - - - - - Plus: Business integration expense - - - - - - - - Plus: Unusual Workers Comp - - - - 450 - - - Plus: Legal Settlement - - - - 1,514 - - - Plus: Inventory write off for PIP - - - - - 963 1,738 - Plus: Profit improvement plans - 2 634 216 190 531 2,230 2,091 Plus: Impairment of assets - - - - - 349 815 5 Plus: Impairment of goodwill and intangibles - - - - - - 5,545 - Non-GAAP Adj. EBITDA (Note 5) 6,349 3,974 3,354 1,842 4,962 3,756 815 373 Non-GAAP Adj. EBITDA as % of Net Sales 5.9% 3.9% 3.2% 1.9% 4.7% 3.7% 0.8% 0.4% Management estimate of severe weather (not in above) - - - - - - - - Non-GAAP Free Cash Flow Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Non-GAAP Adjusted EBIT (from above) 3,153 759 (608) (1,517) (356) (1,176) (12,770) (4,821) Times: 1 - Tax Rate = EBIAT 1,955 470 (377) (1,517) (356) (1,176) (12,770) (4,821) Plus: Depreciation and amortization 3,196 3,213 3,328 3,143 3,164 3,089 3,257 3,098 Plus: Non Cash Impairment of Assets, Goodwill - - - - - 349 6,360 5 Minus: Net change in Working Capital 6,247 11,135 (4,902) 2,138 5,416 2,356 (18,488) (1,022) Non-GAAP Cash from Operations (1,096) (7,452) 7,853 (512) (2,608) (94) 15,335 (696) Minus: Capital Expenditures 2,733 5,731 1,340 752 745 1,627 1,317 (1,010) Minus: Business / Capital acquisitions - - - - - - - - Non-GAAP Free Cash Flow (Note 6) (3,829) (13,183) 6,513 (1,264) (3,353) (1,721) 14,018 314 30